UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (date of earliest event reported) March 31, 2005


                       PUBLIC STORAGE PROPERTIES V, LTD.
             (Exact name of registrant as specified in its charter)



         California                     0-9208                95-3292068
         ----------                     ------                ----------
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
     Of Incorporation)                                  Identification Number)


701 Western Avenue, Glendale, California                          91201-2349
----------------------------------------                          ----------
(Address of principal executive offices)                          (Zip Code)


      Registrant's telephone number, including area code: (818) 244-8080
                                                          --------------


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[  ]     Written communication pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)


[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)


[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 40.14d-2(b))


[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4 (c))

ITEM 2.01         Completion of acquisition or disposition of assets

On March 31, 2005, Public Storage Properties V, a California Limited Partnership (the "Partnership"), distributed substantially all its holdings in Public Storage, Inc. common stock to unitholders of records as of January 1, 2005. Prior to the distribution, the Partnership held 533,334 shares of Public Storage, Inc. common stock. As a result of the disposition of its holdings of Public Storage, Inc. common stock, the Partnership will reflect a gain of approximately $22,534,000 (based on the March 31, 2005 closing market price of $56.94 per common share of Public Storage, Inc.) in its financial statements for the three months ended March 31, 2005. Pro forma financial information is presented in Item 9.01 to reflect the historical results and adjustments related to the disposition described above.


ITEM 9.01         Financial statements and exhibits

     (a) Financial Statements of Businesses Acquired.

              Not applicable.

     (b) Pro Forma Financial Information.

        The following unaudited pro forma financial information for Public Storage Properties V, Ltd. gives effect to the disposition of the Partnership's holdings in Public Storage, Inc. common stock as described in this Current Report on Form 8-K. The Partnership's holdings in Public Storage marketable securities are accounted for under the guidelines of Statement on Financial Accounting Standards, No. 130, Reporting Comprehensive Income and were designated as "held for sale."

        The December 31, 2004 unaudited Pro Forma Condensed Balance Sheet is presented as if the disposition occurred prior to December 31, 2004. The unaudited Pro Forma Condensed Statement of Income and Comprehensive Income for the year ended December 31, 2004 is presented as if the disposition was effective December 31, 2003. The pro forma information is based on historical financial statements of Public Storage Properties V, Ltd. giving effect for the disposition of the Partnership's holdings of Public Storage, Inc. common stock.

        The Partnership's gain on disposition, estimated at approximately $22,534,000, is not considered in the Pro Forma Condensed Statement of Income and Comprehensive Income.

        The assumptions, estimates and adjustments are preliminary and have been made solely for the purpose of developing such pro forma information. The unaudited pro forma condensed financial information should be read in conjunction with the financial statements and related footnotes included in Public Storage Properties V, Ltd.'s 2004 Annual Report on Form 10-K.

                       PUBLIC STORAGE PROPERTIES V, LTD.
                       PRO FORMA CONDENSED BALANCE SHEET
                               December 31, 2004


                                                                   Historical (1)         Pro Forma        Pro Forma December
                                                                 December 31, 2004     Adjustments (2)          31, 2004
                                                               --------------------  ---------------------  ----------------------

                                 ASSETS
                                 ------

          Cash and cash equivalents                               $     1,359,000       $             -     $     1,359,000
           Marketable securities of affiliate (historical
             cost of $8,181,000 and pro forma cost of
             $347,000)                                                 30,221,000           (29,733,000)            488,000
          Real estate facilities, net of accumulated
            depreciation                                                6,318,000                     -           6,318,000
          Receivables and other assets                                    213,000                     -             213,000
                                                               --------------------  ---------------------  ----------------------

          Total assets                                            $    38,111,000       $   (29,733,000)    $     8,378,000
                                                               ====================  =====================  ======================

                   LIABILITIES AND PARTNERS' EQUITY
                   --------------------------------

          Accounts payable, deferred revenue,  and other
          liabilities                                             $       421,000       $             -     $       421,000

          Partners' equity
               Limited partners' equity, $500 per
                 unit, 44,000 units authorized, issued and
                 outstanding                                           11,620,000            (5,817,000)          5,803,000
               General partners' equity                                 4,030,000            (2,017,000)          2,013,000
               Other comprehensive income                              22,040,000           (21,899,000)            141,000
                                                               --------------------  ---------------------  ----------------------

               Total partners' equity                                  37,690,000           (29,733,000)          7,957,000
                                                               --------------------  ---------------------  ----------------------

          Total liabilities and partners' equity                  $    38,111,000       $   (29,733,000)    $     8,378,000
                                                               ====================  =====================  ======================

     1) Historical data pro forma presented reflects the amounts reported on Form 10-K filed on March 31, 2005.

     2) Represents the pro forma adjustments to Public Storage Properties V, Ltd.'s Condensed Balance Sheet for the year ended December 31, 2004 to reflect the distribution of 533,334 common shares of Public Storage, Inc. common stock, as follows:

        a)Marketable Securities of Affiliate were reduced $29,733,000, representing the elimination of the amount reflected on the Condensed Balance Sheet at December 31, 2004 with respect to the 533,334 shares (at $55.75 per share).

        b)Limited  Partners'  Equity was reduced  $5,817,000,  representing the
          Limited Partners' 74.25% share of the historical cost of the common stock of $7,834,000 which was distributed to unitholders and therefore no longer held by the Partnership.

        c)General  Partners'  Equity was reduced  $2,017,000,  representing the
          General Partners' 25.75% share of the historical cost of the common stock of $7,834,000 which was distributed to unitholders and therefore no longer held by the Partnership.

        d)Other Comprehensive Income was reduced $21,899,000, representing the difference between the December 31, 2004 fair value ($29,733,000) and the historical cost ($7,834,000) of the common stock that was distributed to the unitholders and is therefore no longer held by the Partnership.

                       PUBLIC STORAGE PROPERTIES V, LTD.
        PRO FORMA CONDENSED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
                      For the year ended December 31, 2004


                                                              Historical (1)          Pro Forma             Pro Forma
                                                                2004                Adjustments (2)           2004
                                                        ----------------------  -----------------------  -------------------


REVENUES:
Rental income                                                $     9,121,000       $             -       $     9,121,000
Dividends from marketable securities of affiliate                  1,002,000              (960,000)               42,000
Other income                                                          74,000                     -                74,000
                                                        ----------------------  -----------------------  -------------------
                                                                  10,197,000              (960,000)            9,237,000
                                                        ----------------------  -----------------------  -------------------
COSTS AND EXPENSES:
Cost of operations                                                 2,393,000                     -             2,393,000
Management fees paid to affiliates                                   544,000                     -               544,000
Depreciation and amortization                                        803,000                     -               803,000
Administrative                                                       109,000                     -               109,000
Interest Expense                                                           -                     -                     -
                                                        ----------------------  -----------------------  -------------------
                                                                   3,849,000                     -             3,849,000
                                                        ----------------------  -----------------------  -------------------

NET INCOME                                                   $     6,348,000       $      (960,000)      $     5,388,000
                                                        ======================  =======================  ===================

Limited partners' share of net income ($104.16 per unit
   for historical 2004 and $87.95 per unit for pro forma
   2004)                                                     $     4,583,000       $      (713,000)      $     3,870,000

General partners' share of net income                              1,765,000              (247,000)            1,518,000
                                                        ----------------------  -----------------------  -------------------

                                                             $     6,348,000       $      (960,000)      $     5,388,000
                                                        ======================  =======================  ===================


COMPREHENSIVE INCOME:
Net income                                                   $     6,348,000       $      (960,000)      $     5,388,000
Other comprehensive income (change in unrealized
   gain        of marketable equity securities)                    6,561,000            (6,592,000)              (31,000)
                                                        ----------------------  -----------------------  -------------------

                                                             $    12,909,000       $    (7,552,000)      $     5,357,000
                                                        ======================  =======================  ===================

     1) Historical data presented reflects amounts reported on Form 10-K filed on March 31, 2005.

     2) Represents the pro forma adjustments to Public Storage Properties V, Ltd.'s Condensed Statement of Income and Comprehensive Income to reflect the impact of the distribution of 533,334 shares of Public Storage common stock to unitholders, as if the transaction occurred December 31, 2003:

        a)Dividends from Marketable Securities of Affiliate were reduced $960,000, representing the distributions of $1.80 per share received in the year ended December 31, 2004 on the 533,334 shares of Common Stock which will no longer be received by the Partnership.

        b)Limited   Partners'  share  of  net  income  was  reduced   $713,000,
          representing the Limited Partners' 74.25% share of the reduced dividends from Marketable Securities of Affiliate.

        c)General   partners'  share  of  net  income  was  reduced   $247,000,
          representing the General Partners' 25.75% share of the reduced dividends from Marketable Securities of Affiliate.

        d)Other Comprehensive Income was reduced $6,592,000 to eliminate the impact of the increase in unrealized gain for the year ended December 31, 2004, as the Partnership will no longer own these securities.

        e)The  gain  on  disposition  of   approximately   $22,534,000  is  not
          reflected on the Pro Forma Condensed Statement of Income and Comprehensive Income.

     (c) Exhibits.

              Not applicable.

                                   SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             PUBLIC STORAGE PROPERTIES V, LTD.


Dated:  April 6, 2005


                           By: /s/  John Reyes
                               ----------------------------------------
                               John Reyes
                               Chief Financial Officer of Public Storage, Inc., Corporate General Partner